SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020

CKX LANDS, INC.

(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399

(Registrant’s telephone number, including area code)

One Lakeside Plaza, 4th Floor

127 W. Broad Street

Lake Charles, Louisiana 70601

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2020, Lee W. Boyer, President, Treasurer and a director of CKX Lands, Inc. (the “Registrant”), proposed to the Registrant’s board of birectors that he retire from his officer positions and that the board appoint William Gray Stream, also a director, as his successor. The board determined to approve Mr. Boyer’s retirement effective July 14, 2020 and to appoint Mr. Stream as the Registrant’s President and Treasurer effective July 15, 2020. Mr. Boyer will provide transition services to the Registrant through at least October 15, 2020. Both Mr. Boyer and Mr. Stream will continue as directors of the Registrant.

Mr. Stream, who is 41, has been the President since 2013 of Matilda Stream Management, Inc. (“MSM”), an investment holding company that manages a diverse set of operating businesses, investments and assets, including approximately 100,000 acres of land in Louisiana. It also provides wetlands habitat restoration services through its wholly owned subsidiary Stream Wetlands Services, LLC (“Stream Wetlands”), of which Mr. Stream is President. Mr. Stream will maintain his positions with MSM and Stream Wetlands. He is also a director of Waitr Holdings Inc., which has class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended.

Mr. Stream has been a director of the Registrant since 2018. He previously served as a director of the Registrant from 2006 to 2017 and was chair of the audit committee of the board of directors from 2011 to 2017.

The Registrant and Stream Wetlands are parties to an option to lease agreement dated April 17, 2017 (the “Option”). The Option provides Stream Wetlands an option to lease certain lands from the Registrant, subject to the negotiation and execution of a mutually acceptable lease form. Stream Wetlands paid the Registrant $38,333 upon execution of the Option, and an additional $38,333 during each of the quarters ended March 31, 2018, March 31, 2019, and March 31, 2020 to extend the option for three periods of 12 months. If not exercised, the Option will expire on February 28, 2021.

In connection with his appointment, Mr. Stream and the Registrant entered into an Executive Employment Agreement (the “Agreement”) effective July 15, 2020 (the “Effective Date”) for a term of employment of three years. The Employment Agreement can be terminated by the Registrant without cause and by Mr. Stream without good reason at any time on 30 days’ notice. Mr. Stream is not entitled to any cash compensation under the Agreement. However, the Agreement does entitle Mr. Stream to receive restricted stock units and performance shares under a stock incentive plan that the Registrant will adopt if approved by the Registrant’s shareholders at its annual meeting in 2021. Restricted stock units would vest in increments over a three-year period starting on the Effective Date, and performance shares would vest in increments if the closing price of the Registrant’s common stock on the NYSE American equals or exceeds certain price targets for at least three consecutive trading days. Stock awards that are not vested as of the date Mr. Stream’s employment ends would be forfeited, except that if:

●	the Registrant terminates Mr. Stream’s employment without cause,
●	Mr. Stream resigns with good reason,
●	Mr. Stream’s employment ends due to his death or disability, or
●	there is a change of control of the Registrant,

a pro rata amount of his unvested restricted stock units will vest according to the number of months of the vesting period that have elapsed, plus six months. Mr. Stream may recommend that the board also grant awards under the plan to other persons who provide services to the Registrant.

The Employment Agreement is filed as exhibit 10.1 to this report and is incorporated into this Item 5.02 by reference. The foregoing description of the Employment Agreement is qualified in its entirety by reference to such exhibits.

Also on July 13, 2020, Mary L. Werner, the Registrant’s Secretary, informed the board she would retire from that position effective July 15, 2020, and the board appointed Mr. Boyer as her successor. Ms. Werner will continue to serve as a director.

Section 8 – Other Events

Item 8.01	Other Events.

The Registrant previously rented office space from Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P., a law firm of which Mr. Boyer is a partner. Effective with Mr. Stream’s appointment as the Registrant’s President and Treasurer, the Registrant’s principal executive offices are now located at Mr. Stream’s office at 2417 Shell Beach Drive, Lake Charles, Louisiana 70601.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On July 16, 2020, the Registrant issued a press release regarding the matter referenced in Item 5.02 above. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2, the information contained in this Item 7.01 and the attached Exhibit 99.1 is being “furnished” to the SEC and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1+	Executive Employment Agreement effective as of July 15, 2020.

99.1	Press Release of CKX Lands, Inc. dated July 16, 2020.

____________

+ Management contract or compensatory plan or arrangement.

EXHIBIT INDEX

Exhibit No.	Description

10.1+	Executive Employment Agreement effective as of July 15, 2020.

99.1	Press Release of CKX Lands, Inc. dated July 16, 2020.

____________

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC. (Registrant)

Date: July 16, 2020	By:	/s/ William Gray Stream
William Gray Stream President and Treasurer